Subsequent events	6 Months Ended
Sep. 30, 2013
Subsequent events

19. Subsequent events:

On December 19, 2013, the initial public offering (“IPO”) of Ashikaga Holdings on the Tokyo Stock Exchange was completed. As of September 30, 2013, Nomura held 47.0% of the common stock of Ashikaga Holdings and carried it at fair value through election of the fair value option. The fair value as of that date has been determined using an internal valuation model which included an appropriate liquidity discount. As a result of the IPO and based on the closing listed price of Ashikaga Holdings common stock on December 20, 2013, the fair value of Nomura’s investment in Ashikaga Holdings has increased by approximately ¥14 billion which will be recognized through earnings during the third quarter ending December 31, 2013